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                    SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549


                                 FORM 8-K


                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


                     Date of Report:  January 27, 1997


                      OLD KENT FINANCIAL CORPORATION
                       (Exact name of registrant as
                         specified in its charter)


                MICHIGAN            0-12216            38-1986608
             (State or other      (Commission         (IRS Employer
             jurisdiction of       File Number)     Identification no.)
             incorporation)

          ONE VANDENBERG CENTER
         GRAND RAPIDS, MICHIGAN                           49503
(Address of principal executive offices)                (Zip Code)

                      Registrant's telephone number,
                   including area code:  (616) 771-5000







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Item 5.   OTHER EVENTS.

          On January 20, 1997, Old Kent Financial Corporation issued the press release attached as Exhibit 99 to this Form 8-K.


Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND
          EXHIBITS.

     (c)  Exhibits:

          99   Press Release dated January 20, 1997.






































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                                 SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  January 27, 1997           OLD KENT FINANCIAL CORPORATION
                                   (Registrant)


                                   By: /S/ B.P. SHERWOOD, III
                                       B.P. Sherwood, III
                                       Its Vice Chairman and Treasurer



































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                               EXHIBIT INDEX


EXHIBIT NUMBER               DOCUMENT

     99             Press Release dated January 20, 1997.